UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-07237)

Exact name of registrant as specified in charter:	Putnam Investment Funds

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: February 28, 2010

Date of reporting period: March 1, 2009 — August 31, 2009

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PSLAX

Putnam Small Cap Value Fund

Semiannual report
8|31|09

A world of investing.™

Putnam INVESTMENTS

4¢
U.S. POSTAGE
3¢

VALUE FUNDS look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam
Small Cap
Value Fund

Semiannual report
8 | 31 | 09

Message from the Trustees	2

About the fund	4

Performance snapshot	6

Interview with your fund’s Portfolio Managers	7

Your fund’s performance	12

Your fund’s expenses	14

Terms and definitions	16

Trustee approval of management contract	17

Other information for shareholders	28

Financial statements	30

Message from the Trustees

Dear Fellow Shareholder:

Securities markets in the United States and around the world have exhibited historic resiliency in recent months. Stock market indexes and some types of bonds have risen sharply from the lows hit earlier this year. These returns — among the most dramatic rebounds in a generation — have naturally drawn investors back into the markets and away from safe-haven U.S. Treasuries.

We welcome these bullish trends and the potential for investors to recoup losses from 2008’s dramatic downturn. However, we note that the economic recovery is a work in progress. The markets could very well pause in the coming months before returning to full health.

We are pleased to report that many Putnam mutual funds have delivered improved results over the past year, reflecting the substantial efforts of an investment team infused with new talent and a singular focus. Leading that team is industry veteran Walter C. Donovan, who joined Putnam in April of this year and oversees an investment organization strengthened by the arrival of several senior portfolio managers, seasoned research analysts, and traders.

Beyond our primary goal of seeking superior investment results for you, Putnam and the Board of Trustees continue to seek other ways to promote the interests of shareholders in the Putnam funds. This fall, you will be asked to vote on several such measures, including one proposal that could lower the management fees you pay (see page 28 for details). By now, you should have received a proxy mailing from Putnam. Be sure to act promptly by voting online, by phone, or by returning your signed proxy card.

In another development, after several years of steady leadership, Charles E. “Ed” Haldeman, Jr. has stepped down as President of the Putnam Funds and as a member of the Board of Trustees of the Funds. Effective July 2009, Robert L. Reynolds,

President and Chief Executive Officer of Putnam Investments and a Trustee of the Putnam Funds, replaced Mr. Haldeman as President of the Putnam Funds.

We would like to take this opportunity to welcome new shareholders to the fund and to thank all our investors for your continued confidence in Putnam.

About the fund
Seeking to uncover opportunities that others may have overlooked

Small-cap investing can often be as much an art as a science. Because the small-cap universe is so large — comprising 2,000 companies or more — and changes so quickly, many promising and profitable smaller companies fail to capture Wall Street’s attention. And because so many small-cap stocks represent relatively new businesses, investing in them can be both volatile and rewarding. Finding companies that offer the best prospects for success takes a trained eye and a disciplined approach.

Because of their size, smaller companies are usually more agile than larger ones and are able to respond more quickly to market changes or demand for new products and services. Many small-cap companies are in the early stages of their corporate lives, having recently made the transition to being publicly traded. They also react differently to economic conditions than larger companies. On one hand, an uptick in the economy can make it easier for small companies and startups to obtain financing; conversely, smaller companies with less robust balance sheets often have greater difficulty weathering a market downturn.

Putnam Small Cap Value Fund’s portfolio managers look for stocks that are not only undervalued but that appear to have a catalyst that could unlock the value in the stock. Events such as a change in management, restructuring, or a new product that fills a need often have this effect. In addition, the portfolio managers consider stocks that have recently fallen out of favor with investors. The stocks of smaller companies are historically much more volatile than blue-chip stocks; relatively minor earnings drops or increased competition in the market can trigger a disproportionate drop in share prices. In targeting stocks that management believes have been oversold, the fund seeks exposure to stocks that have favorable risk/reward profiles.

Consider these risks before investing: The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Value investing seeks underpriced stocks, but there is no guarantee that a stock’s price will rise. The use of derivatives involves special risks and may result in losses.

In-depth analysis is key to
successful stock selection

Drawing on the expertise of a dedicated team of stock analysts, the fund’s portfolio managers seek attractive value stocks. Once a stock is selected for the portfolio, it is regularly assessed by the portfolio managers to ensure that it continues to meet their criteria, including:

Valuation The managers carefully consider how each stock is valued, seeking stocks whose valuations are attractive relative to the company’s profitability potential.

Change The managers focus on company fundamentals against the broader context of industry trends to identify whether individual companies possess a catalyst for positive change.

Quality The managers look for high-quality companies, seeking characteristics such as sound balance sheets, profitable business models, and competent management.

Putnam Small Cap Value Fund holdings have spanned sectors
and industries over time.

Performance
snapshot

Average annual total return (%) comparison as of 8/31/09

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 7 and 12–13 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. Due to market volatility, current performance may be higher or lower than performance shown. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

Interview with your
fund’s Portfolio Managers

Eric Harthun and Edward [Ned] Shadek

Amid increasing signs that the U.S. economy is stabilizing, equity markets staged a vigorous rally during the reporting period. How did the fund perform?

Eric: It was a rewarding six months for Putnam Small Cap Value Fund, which outperformed its benchmark and competitive universe average by a considerable margin. For the six months ended August 31, 2009, the fund rose 57.36% at net asset value. In comparison, the Russell 2000 Value Index rose 50.12% and the average return for its Lipper peer group, Small-Cap Value Funds, was 54.54% for the same period.

What contributed to the fund’s strong results?

Ned: With the introduction of more well-defined government and central bank initiatives around the globe and some easing of investors’ fears, U.S. stock markets began to rally in early March and continued their upward swing through the end of the semi-annual period. The second quarter of 2009 ranked as one of the strongest calendar quarters on record, with a wide range of asset classes posting strong gains that helped to erase losses that materialized in the months following the collapse of Lehman Brothers in September 2008.

As one of the more battered sectors of the equity market during the bear market, small-company stocks led the rally by a wide margin — beating out larger, more established company stocks during the rebound. In fact, the period represents the strongest six-month

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 8/31/09. See page 6 and pages 12–13 for additional fund performance information. Index descriptions can be found on page 16.

move in small-cap stocks since the fund’s inception in 1999. Consequently, the fund benefited from its focus on small-cap stocks as well as its value orientation, which proved advantageous since value stocks outperformed growth stocks for the six-month period.

Was the fund’s investment strategy effective?

Eric: Yes, in fact the fund’s sector allocation strategy was quite positive, with the majority of the 12 sectors that the fund invests in delivering results that surpassed those of the Russell 2000 Value Index. Investments in the consumer discretionary, industrials, and information technology stocks were leading contributors to performance. Only communication services, consumer staples, and transportation had a neutral or slightly negative impact on results.

During the period, leadership continued to ebb from financial, energy, and basic materials stocks. Technology stocks, the fund’s largest overweight sector position, performed well. United Online, a leading provider of consumer products and services over the Internet — including the florist FTD and the social networking site Classmates —rallied on the strength of its effective management team and smart acquisitions. Our decision to underweight investments in financials was also rewarding given the ongoing shakeout in the industry. Within the portfolio’s financial allocation, we have deemphasized banks and real estate-related investments and emphasized specialty finance and insurance companies. E*TRADE Financial Corp., Waddell & Reed Financial, Inc., and SWS Group exemplify this strategy.

Which holdings contributed positively to performance during the period?

Eric: Companies that were oversold in the prior sell-off tended to rally more strongly than defensive stocks that had held up relatively well in the market decline. Two of the fund’s out-of-benchmark positions did

Top 10 holdings

HOLDING (percentage of fund’s net assets)	SECTOR	INDUSTRY

UniSource Energy Corp. (1.3%)	Utilities and power	Electric utilities
Great Plains Energy, Inc (1.2%)	Utilities and power	Electric utilities
Southwest Gas Corp. (1.2%)	Utilities and power	Natural gas utilities
Rock-Tenn Co. (1.2%)	Basic materials	Forest products and packaging
Solutia, Inc. (1.2%)	Basic materials	Chemicals
Hanover Insurance Group, Inc. (The) (1.2%)	Financials	Insurance
Oplink Communications, Inc. (1.1%)	Technology	Components
UIL Holdings Corp. (1.1%)	Utilities and power	Electric utilities
TradeStation Group, Inc. (1.0%)	Financials	Investment banking/Brokerage
United Online, Inc. (1.0%)	Technology	Technology services

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 8/31/09. Short-term holdings are excluded. Holdings will vary over time.

"With U.S. stocks bottoming on
  March 9, the reporting period
  captured a very positive snapshot
  of the equity markets."

Eric Harthun

particularly well as a result, contributing notable gains to the fund’s performance versus the Russell 2000 Value Index. Health Management Associates, which operates acute care hospitals in non-urban areas of the southeast and southwest, is undergoing an operational turnaround and making headway in solving its debt issues. Brocade Communications Systems, a leader in data center networking solutions and services that help businesses manage vital information assets, is increasing market share during an economically challenged time. We bought the stock early in the reporting period when it was inexpensive and a victim of low investor expectations. Its stock has subsequently more than tripled in price.

Another holding, Pier 1 Imports, the specialty retailer of imported decorative home furnishings, has engineered a turnaround and solidified its balance sheet by addressing its debt issues and reinstituting a more modestly priced, back-to-basics strategy. Value-oriented investors applauded management efforts, and the stock price climbed higher — making it one of the best performing holdings for the six months. Gevity HR, which specializes in human resources outsourcing and recruiting services, was acquired by TriNet in June. The company’s stock price climbed to meet the takeover strike price, contributing to performance.

Which stocks were notable detractors during the period?

Ned: The period was overwhelmingly positive for small-cap stocks in general, but several holdings detracted from performance relative to the benchmark simply because they lagged the Russell 2000 Value Index’s 50% return. Career Education Corporation, a provider of private, for-profit,

Comparison of top sector weightings

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

post-secondary education in the United States, Canada, and Europe, held up relatively well prior to the rally, when the recession was taking hold and job-seekers turned to this company to gain new skills and degrees. But when market sentiment improved in the spring of 2009, investors moved assets out of this and other high-quality, defensive investments into higher-risk investments or companies that had struggled during the market downturn. The Michigan grocery retailer and wholesaler Spartan Stores, another defensive stock, lagged as a result of the tough economic conditions in the state. Nevertheless, we remain positive on the company given its inexpensive stock price, effective management, and the ongoing consolidation in the industry.

IN THE NEWS

The recession is likely over, according to Federal Reserve Chairman Ben Bernanke. In a September speech marking the one-year anniversary of the Lehman Brothers collapse, Bernanke cited growth in the manufacturing sector, stabilizing home prices, and improving retail sales data as signs that the U.S. economy had entered a recovery. The Fed chief cautioned, however, that the rebound is likely to be gradual and that new job creation may not improve as quickly as many hope. In fact, the Bureau of Labor Statistics reported the national unemployment rate reached a 26-year high of 9.7% in August, as more than 7.4 million jobs have been lost since the recession began in late 2007. Despite the economy’s uncertain footing, U.S. consumer spending and confidence both inched higher in recent reports —an encouraging sign from a sector that accounts for 70% of gross domestic product (GDP).

What is your outlook for the balance of the fiscal year?

Eric: Although the markets have not fully recovered from where they stood on the eve of the Lehman Brothers collapse, they have made a considerable recovery since bottoming in early March. As investors contemplate this rally, they should not lose sight of the problems still facing the U.S. economy and the financial markets. The economy may be coming out of recession, but we believe growth is likely to be anemic for some time. Unemployment remains high, the residential housing market is still absorbing excess capacity, and consumers —even those with jobs — are hesitant to spend until confidence makes a marked rebound.

Eric and Ned, thank you for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Eric Harthun has an M.B.A. from The University of Chicago Booth School of Business and a B.S. from San Diego State University. A CFA charterholder and Certified Public Accountant, Eric joined Putnam in 2000 and has been in the investment industry since 1994.

Portfolio Manager Ned Shadek is Head of Small and Mid Cap Equities at Putnam. He has an M.B.A. from Harvard Business School and a B.A. from Pomona College. A Certified Public Accountant, he has been in the investment industry since he first joined Putnam in 1987.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended August 31, 2009, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 8/31/09

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(4/13/99)		(5/3/99)		(7/26/99)		(3/29/00)		(3/30/07)	(1/3/01)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	6.96%	6.35%	6.18%	6.18%	6.17%	6.17%	6.45%	6.08%	6.70%	7.19%

10 years	76.45	66.33	63.68	63.68	63.66	63.66	68.12	62.28	72.13	80.45
Annual average	5.84	5.22	5.05	5.05	5.05	5.05	5.33	4.96	5.58	6.08

5 years	–7.50	–12.80	–10.94	–11.70	–10.95	–10.95	–9.69	–12.87	–8.66	–6.30
Annual average	–1.55	–2.70	–2.29	–2.46	–2.29	–2.29	–2.02	–2.72	–1.80	–1.29

3 years	–31.71	–35.63	–33.23	–34.41	–33.25	–33.25	–32.67	–35.04	–32.25	–31.16
Annual average	–11.94	–13.66	–12.60	–13.11	–12.61	–12.61	–12.35	–13.39	–12.17	–11.70

1 year	–21.24	–25.79	–21.85	–25.43	–21.81	–22.52	–21.55	–24.26	–21.46	–20.97

6 months	57.36	48.19	56.66	51.66	56.76	55.76	57.08	51.54	57.08	57.44

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

Due to market volatility, current performance may be higher or lower than performance shown. A 1% short-term trading fee may be applied to shares exchanged or sold within 90 days of purchase.

Comparative index returns For periods ended 8/31/09

		Lipper Small-Cap Value Funds
	Russell 2000 Value Index	category average*

Annual average (life of fund)	7.79%	7.93%

10 years	102.42	106.12
Annual average	7.31	7.33

5 years	8.11	11.04
Annual average	1.57	2.00

3 years	–21.78	–17.44
Annual average	–7.86	–6.35

1 year	–20.68	–17.88

6 months	50.12	54.54

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 8/31/09, there were 333, 321, 283, 215, 101, and 98 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 8/31/09

	Class A		Class B	Class C	Class M		Class R	Class Y

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

2/28/09	$4.69	$4.98	$4.13	$4.14	$4.38	$4.54	$4.66	$4.84

8/31/09	7.38	7.83	6.47	6.49	6.88	7.13	7.32	7.62

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

Fund performance as of most recent calendar quarter

Total return for periods ended 9/30/09

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(4/13/99)		(5/3/99)		(7/26/99)		(3/29/00)		(3/30/07)	(1/3/01)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	7.62%	7.01%	6.84%	6.84%	6.83%	6.83%	7.10%	6.73%	7.36%	7.85%

10 years	97.27	85.87	83.33	83.33	83.27	83.27	88.03	81.40	92.54	101.81
Annual average	7.03	6.39	6.25	6.25	6.25	6.25	6.52	6.14	6.77	7.27

5 years	–5.98	–11.37	–9.28	–10.06	–9.37	–9.37	–8.21	–11.43	–7.10	–4.68
Annual average	–1.23	–2.39	–1.93	–2.10	–1.95	–1.95	–1.70	–2.40	–1.46	–0.95

3 years	–28.26	–32.37	–29.74	–30.98	–29.77	–29.77	–29.25	–31.73	–28.75	–27.67
Annual average	–10.48	–12.22	–11.10	–11.63	–11.11	–11.11	–10.89	–11.95	–10.68	–10.24

1 year	–10.73	–15.83	–11.25	–15.32	–11.34	–12.15	–11.10	–14.25	–10.90	–10.43

6 months	55.10	46.21	54.57	49.57	54.32	53.32	54.51	49.19	54.83	55.32

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses for the fiscal year ended 2/28/09*	1.56%	2.31%	2.31%	2.06%	1.81%	1.31%

Total annual operating expenses for the fiscal year
ended 2/28/09	1.61%	2.36%	2.36%	2.11%	1.86%	1.36%

Annualized expense ratio for the six-month period
ended 8/31/09	1.47%	2.22%	2.22%	1.97%	1.72%	1.22%

* Reflects Putnam Management’s decision to contractually limit expenses through 2/28/10. Putnam Management and the fund’s Board of Trustees subsequently agreed, effective 8/1/09, to replace the fund’s then-current expense limitation with a new expense limitation arrangement in effect through at least 7/31/10.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in Putnam Small Cap Value Fund from March 1, 2009, to August 31, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000	$9.54	$14.36	$14.37	$12.77	$11.15	$7.92

Ending value (after expenses)	$1,573.60	$1,566.60	$1,567.60	$1,570.80	$1,570.80	$1,574.40

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/09. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended August 31, 2009, use the following calculation method. To find the value of your investment on March 1, 2009, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$7.48	$11.27	$11.27	$10.01	$8.74	$6.21

Ending value (after expenses)	$1,017.80	$1,014.01	$1,014.01	$1,015.27	$1,016.53	$1,019.06

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/09. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 2000 Value Index is an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”).

In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2009, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. At the Trustees’ June 12, 2009 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management, and sub-advisory contracts, effective July 1, 2009.

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain expense reductions and waivers pending other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Consideration of strategic
pricing proposal

The Trustees considered that the Contract Committee had been engaged in a detailed review of Putnam Management’s strategic pricing proposal that was first presented to the Committee at its May 2009 meeting. The proposal included proposed changes to the basic structure of the management fees in place for all open-end funds (except the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund), including implementation of a breakpoint structure based on the aggregate net assets of all such funds in lieu of the individual breakpoint structures in place for each fund, as well as implementation of performance fees for certain funds. In addition, the proposal recommended substituting separate expense limitations on investor servicing fees and on other expenses as a group in lieu of the total expense limitations in place for many funds.

While the Contract Committee noted the likelihood that the Trustees and Putnam Management would reach agreement on the strategic pricing matters in later months, the terms of the management contracts required that the Trustees approve the continuance of the contracts in order to prevent their expiration at June 30, 2009. The Contract Committee’s recommendations in June reflect its conclusion that the terms of the contractual arrangements for your fund continued to be appropriate for the upcoming term, absent any possible agreement with respect to the matters addressed in Putnam Management’s proposal.

The Trustees were mindful of the significant changes that had occurred at Putnam Management in the past two years, including a change of ownership, the installation of a new senior management team at Putnam Management, the substantial decline in assets under management resulting from extraordinary market forces as well as continued net redemptions in many funds, the introduction of new fund products representing novel investment strategies and the introduction of performance fees for certain new funds. The Trustees were also mindful that many other leading firms in the industry had also been experiencing significant challenges due to the changing financial and competitive environment. For these reasons, even though the Trustees believed that the current contractual arrangements in place between the funds and Putnam Management and its affiliates have served shareholders well and continued to be appropriate for the near term, the Trustees believed that it was an appropriate time to reconsider the current structure of the funds’ contractual arrangements with Putnam Management with a view to possible changes that might better serve the interests of shareholders in this new environment. The Trustees concluded their review of Putnam Management’s strategic pricing proposal in July 2009, and their considerations regarding the proposal are discussed below under the heading “Subsequent approval of strategic pricing proposal.” With the exception of the discussion under this heading, the following discussion generally addresses only the Trustees’ reasons for recommending the continuance of the current contractual arrangements as, at the time the Trustees determined to make this recommendation, the Trustees had not yet reached any conclusions with respect to the strategic pricing proposal.

Management fee schedules and
categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. The general fee structure has been carefully developed over the years and re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees noted that shareholders of all funds voted by overwhelming majorities in 2007 to approve new management contracts containing identical fee schedules.

In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances – for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry – that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund at that time but, as indicated above, based on their detailed review of the current fee structure, were prepared to consider possible changes to this arrangement that might better serve the interests of shareholders in the future. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 34th percentile in management fees and in the 55th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2008 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds).

The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. The Trustees expressed their intention to monitor the funds’ percentile rankings in management fees and in total expenses to ensure that fees and expenses of the funds continue to meet evolving competitive standards.

The Trustees noted that the expense ratio increases described above were being controlled by expense limitations initially implemented in January 2004. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception and, while the Contract Committee was reviewing proposed alternative expense limitation arrangements as noted above, the Trustees received a commitment from Putnam Management and its parent company to continue this program through at least June 30, 2010, or such earlier time as the Trustees and Putnam Management reach agreement on alternative arrangements.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2009, or until such earlier time as the Trustees and Putnam Management reach agreement on alternative expense limitation arrangements, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2007. [This additional expense limitation was not applied to your fund because it had a below-average expense ratio relative to its custom peer group.]

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of the fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, as the fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale at that time but, as noted above, were in the process of reviewing a proposal to eliminate individual fund breakpoints for all of the open-end funds (except for the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund) in favor of a breakpoint structure based on the aggregate net assets of all such funds.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the disappointing investment performance of many of the funds for periods ended March 31, 2009. They discussed with senior management of Putnam Management the factors contributing to such underperformance and the actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including Putnam Management’s continuing efforts to strengthen the equity research function, recent changes in portfolio managers including increased accountability of individual managers rather than teams, recent changes in Putnam Management’s approach to incentive compensation, including emphasis on top quartile performance over a rolling three-year period, and the recent arrival of a new chief investment officer. The Trustees also recognized the substantial improvement in performance of many funds since the implementation of those changes. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Small-Cap Value Funds) for the one-year, three-year and five-year periods ended March 31, 2009 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	84th

Three-year period	92nd

Five-year period	90th

Over the one-year, three-year and five-year periods ended March 31, 2009, there were 329, 280 and 218 funds, respectively, in your fund’s Lipper peer group. Past performance is no guarantee of future results.

The Trustees noted the disappointing performance for certain funds, as well as certain circumstances that may have contributed to that performance and the actions taken by Putnam Management to address these funds’ performance, as detailed below. The Trustees also considered the four broad initiatives that Putnam Management has implemented to improve its investment approach, to reduce the likelihood of fourth quartile results, and to deliver on its long-term investment goals. Specifically, Putnam Management has:

1. Increased accountability and reduced complexity in the portfolio management process for the Putnam equity funds by replacing a team management structure with a decision-making process that vests full authority and responsibility with individual portfolio managers;

2. Clarified Putnam Management’s investment process by affirming a fundamental-driven approach to investing, with quantitative analysis providing additional input for investment decisions;

3. Strengthened Putnam Management’s large-cap equity research capability by adding multiple new investment personnel to the team and by bringing U.S. and international research under common leadership; and

4. Realigned compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

The Trustees noted the disappointing performance for your fund for the one-year, three-year and five-year periods ended March  31, 2009. In this regard, in addition to initiatives 1, 2 and 4 described above, the Trustees considered the return of a prior portfolio manager to co-manage the fund’s investments with its existing portfolio manager.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations;
other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered a change made, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy commencing in 2009, which increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees noted that a portion of available soft dollars continue to be allocated to the payment of fund expenses, although the amount allocated for this purpose has declined in recent years. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of the investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”), which agreement provides benefits to an affiliate of Putnam Management. The Trustees considered that effective January 1, 2009, the Trustees, PSERV and Putnam Fiduciary Trust Company entered into a new fee schedule that includes for the open-end funds (other than funds of Putnam Variable Trust and Putnam Money Market Liquidity Fund) an expense limitation but, as noted above, also considered that this expense limitation is subject to review as part of the Trustees’ pending review of Putnam’s strategic pricing proposal.

In the case of your fund, the Trustees’ annual review of the fund’s management contract also included the review of the fund’s distributor’s contract and distribution plans with Putnam Retail Management Limited Partnership, which contract and plans also provide benefits to an affiliate of Putnam Management.

Comparison of retail and institutional
fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Subsequent approval of strategic
pricing proposal

As mentioned above, at a series of meetings beginning in May 2009 and ending on July 10, 2009, the Contract Committee and the Trustees engaged in a detailed review of Putnam Management’s strategic pricing proposal. Following this review, the Trustees of each fund, including all of the Independent Trustees, voted unanimously on July 10, 2009 to approve proposed management contracts reflecting the proposal, as modified based on discussions between the Independent Trustees and Putnam Management, for each fund. In considering the proposed contracts, the Independent Trustees focused largely on the specific proposed changes described below relating to management fees. They also took into account the factors that they considered in connection with their most recent annual approval on June 12, 2009 of the continuance of the funds’ current management contracts and the extensive materials that they had reviewed in connection with that approval process, as described above.

The proposed management contracts are subject to shareholder approval. The Trustees have called a shareholder meeting for each of the funds for November 19, 2009 and have recommended unanimously that shareholders approve the proposed contracts.

• Considerations relating to Fund Family fee rate calculations. The Independent Trustees considered that the proposed management contracts would change the manner in which fund shareholders share in potential economies of scale associated with the management of the funds. Under the current management contracts, shareholders of a fund benefit from increased fund size through reductions in the effective management fee paid to Putnam Management once the fund’s net assets exceed the first breakpoint in the fund’s fee schedule ($500 million for most funds). Conversely, in the case of funds with net assets above the level of the first breakpoint, the effective management fee increases as the fund’s average net assets decline below a breakpoint. These breakpoints are measured solely by the net assets of each individual fund and are not affected by possible growth (or decline) of net assets of other funds in the Fund Family. (“Fund Family” for purposes of this discussion refers to all open-end mutual funds sponsored by Putnam Management, except for the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund.) Under the proposed management contracts, potential economies of scale would be shared ratably among shareholders of all funds, regardless of their size. The management fees paid by a fund (and indirectly by shareholders) would no longer be affected by the growth (or decline) of assets of the particular fund, but rather would be affected solely by the growth (or decline) of the aggregate net assets of all funds in the Fund Family, regardless of whether the net assets of the particular fund are growing or declining.

The table below shows the proposed effective management fee rate for your fund, based on June 30, 2009 net assets of the Fund Family ($52.3 billion). This table also shows the effective management fee rate payable by your fund under its current management contract, based on the net assets of the fund as of June  30, 2009. Finally, this table shows the difference in the effective management fees, based on net assets as of June 30, 2009, between the proposed management contract and the current contract.

	Proposed Effective	Current Effective
Name of Fund	Contractual Rate	Contractual Rate	Difference

Putnam Small Cap Value Fund	0.642%	0.800%	(0.158)%

As shown in the foregoing table, based on June 30, 2009 net asset levels, the proposed management contract would provide for payment of a management fee rate that is lower for your fund than the management fee rate payable under the current management contract. For a small number of funds (although not your fund), the management fee rate would be slightly higher under the proposed contract at these asset levels, but by only immaterial amounts. In the aggregate, the financial impact on Putnam Management of implementing this proposed change for all funds at June 30, 2009 net asset levels is a reduction in annual management fee revenue of approximately $24.0 million. (Putnam Management has already incurred a significant portion of this revenue reduction through the waiver of a portion of its current management fees for certain funds pending shareholder consideration of the proposed management contracts. Putnam is not obliged to continue such waivers beyond July 31, 2010 in the event that the proposed contracts are not approved by shareholders.) The Independent Trustees carefully considered the implications of this proposed change under a variety of economic circumstances. They considered the fact that at current asset levels the management fees paid by the funds under the proposed contract would be lower for almost all funds, and would not be materially higher for any fund. They considered the possibility that under some circumstances, the current management contract could result in a lower fee for a particular fund than the proposed management contract. Such circumstances might occur, for example, if the aggregate net assets of the Fund Family remain largely unchanged and the net assets of an individual fund grew substantially, or if the net assets of an individual fund remain largely unchanged and the aggregate net assets of the Fund Family declined substantially.

The Independent Trustees noted that future changes in the net assets of individual funds are inherently unpredictable and that experience has shown that funds often grow in size and decline in size over time depending on market conditions and the changing popularity of particular investment styles and asset classes. They noted that, while the aggregate net assets of the Fund Family have changed substantially over time, basing a management fee on the aggregate level of assets of the Fund Family would likely reduce fluctuations in costs paid by individual funds and lead to greater stability and predictability of fund operating costs over time.

The Independent Trustees considered that the proposed management contract would likely be advantageous for newly organized funds that have yet to attract significant assets and for funds in specialty asset classes that are unlikely to grow to a significant size. In each case, such funds would participate in the benefits of scale made possible by the aggregate size of the Fund Family to an extent that would not be possible based solely on their individual size.

The Independent Trustees also considered that for funds that have achieved or are likely to achieve considerable scale on their own, the proposed management contract could result in sharing of economies which might lead to slightly higher costs under some circumstances, but they noted that any such increases are immaterial at current asset levels and that over time such funds are likely to realize offsetting benefits from their opportunity to participate, both through the exchange privilege and through the Fund Family breakpoint fee structure, in the improved growth prospects of a diversified Fund Family able to offer competitively priced products.

The Independent Trustees noted that the implementation of the proposed management contracts would result in a reduction in aggregate fee revenues for Putnam

Management at current asset levels. They also noted that applying various projections of growth equally to the aggregate net assets of the Fund Family and to the net assets of individual funds also showed revenue reductions for Putnam Management. They recognized, however, the possibility that under some scenarios Putnam Management might realize greater future revenues, with respect to certain funds, under the proposed contracts than under the current contracts, but considered such circumstances to be both less likely and inherently unpredictable.

The Independent Trustees considered the extent to which Putnam Management may realize economies of scale in connection with the management of the funds. In this regard, they considered the possibility that such economies of scale as may exist in the management of mutual funds may be associated more closely with the size of the aggregate assets of the mutual fund complex than with the size of any individual fund. In this regard the Independent Trustees considered the financial information provided to them by Putnam Management over a period of many years regarding the allocation of costs involved in calculating the profitability of its mutual fund business as a whole and the profitability of individual funds. The Independent Trustees noted that the methodologies for such cost allocations had been reviewed on a number of occasions in the past by independent financial consultants engaged by the Independent Trustees. The Independent Trustees noted that these methodologies support Putnam Management’s assertion that many of its operating costs and any associated economies of scale are related more to the aggregate net assets under management in various sectors of its business than to the size of individual funds. They noted that on a number of occasions in the past the Independent Trustees had separately considered the possibility of calculating management fees in whole or in part based on aggregate net assets of the Putnam funds.

The Independent Trustees considered the fact that the proposed contracts would result in a sharing among the affected funds of economies of scale that for the most part are now enjoyed by the larger funds, without materially increasing the current costs of any of the larger funds. They concluded that this sharing of economies among funds was appropriate in light of the diverse investment opportunities available to shareholders of all funds through the existence of the exchange privilege. They also considered that the proposed change in management fee structure would allow Putnam Management to introduce new investment products at more attractive pricing levels than may be currently be the case.

After considering all of the foregoing, the Independent Trustees concluded that the proposed calculation of management fees based on the aggregate net assets of the Fund Family represented a fair and reasonable means of sharing possible economies of scale among the shareholders of all funds.

• Considerations relating to addition of fee rate adjustments based on investment performance for certain funds. The Independent Trustees considered that Putnam’s proposal to add fee rate adjustments based on investment performance to the management contracts of certain funds reflected a desire by Putnam Management to align its fee revenues more closely with investment performance in the case of certain funds. They noted that Putnam Management already has a significant financial interest in achieving good performance results for the funds it manages. Putnam Management’s fees are based on the assets under its management (whether calculated on an individual fund or complex-wide basis). Good performance results in higher asset levels and therefore higher revenues to Putnam Management. Moreover, good performance also tends to attract additional investors to particular funds or the complex generally, also resulting in higher revenues. Nevertheless, the Independent Trustees concluded that adjusting management fees based on performance for certain selected funds could provide additional benefits to shareholders.

The Independent Trustees noted that Putnam Management proposed the addition of performance adjustments only for certain of the funds (performance adjustments were not proposed for your fund) and considered whether similar adjustments might be appropriate for other funds. In this regard, they considered Putnam Management’s belief that the addition of performance adjustments would be most appropriate for shareholders of U.S. growth funds, international equity funds and Putnam Global Equity Fund. They also considered Putnam Management’s view that it would continue to monitor whether performance fees would be appropriate for other funds. Accordingly, the Independent Trustees concluded that it would be desirable to gain further experience with the operation of performance adjustments for certain funds and the market’s receptivity to such fee structures before giving further consideration to whether similar performance adjustments would be appropriate for other funds as well.

• Considerations relating to standardization of payment terms. The proposed management contracts for all funds provide that management fees will be computed and paid monthly within 15 days after the end of each month. The current contracts of the funds contain quarterly computation and payment terms in some cases. These differences largely reflect practices in place at earlier times when many of the funds were first organized. Under the proposed contract, certain funds would make payments to Putnam Management earlier than they do under their current contract. This would reduce a fund’s opportunity to earn income on accrued but unpaid management fees by a small amount, but would not have a material effect on a fund’s operating costs.

The Independent Trustees considered the fact that standardizing the payment terms for all funds would involve an acceleration in the timing of payments to Putnam Management for some funds and a corresponding loss of a potential opportunity for such funds to earn income on accrued but unpaid management fees. The Independent Trustees did not view this change as having a material impact on shareholders of any fund. In this regard, the Independent Trustees noted that the proposed contracts conform to the payment terms included in management contracts for all Putnam funds organized in recent years and that standardizing payment terms across all funds would reduce administrative burdens for both the funds and Putnam Management.

• Considerations relating to comparisons with management fees and total expenses of competitive funds. As part of their evaluation of the proposed management contracts, the Independent Trustees also reviewed the general approach taken by Putnam Management and the Independent Trustees in recent years in imposing appropriate limits on total fund expenses. As part of the annual contract review process in recent years, Putnam Management agreed to waive fees as needed to limit total fund expenses to a maximum level equal to the average total expenses of comparable competitive funds in the mutual fund industry. In connection with its proposal to implement new management contracts, Putnam Management also proposed, and the Independent Trustees approved, certain changes in this approach that shift the focus from controlling total expenses to imposing separate limits on certain categories of expenses, as required. As a general matter, Putnam Management and the Independent Trustees concluded that management fees for the Putnam funds are competitive with the fees charged by comparable funds in the industry. Nevertheless, the Independent Trustees considered specific management fee waivers proposed to be implemented as of August 1, 2009 by Putnam Management with respect to the current management fees of certain funds, as well as projected reductions in management fees for almost all funds that would result under the proposed contracts. Putnam Management and the Independent Trustees also agreed to impose separate expense limitations of 37.5 basis points on the general category of shareholder servicing expenses and 20 basis points on the general category of other ordinary operating expenses. These new expense limitations, as well as the fee waivers, were implemented for all funds effective as of August 1, 2009, replacing the expense limitation referred to above.

These changes resulted in lower total expenses for many funds, but in the case of some funds total expenses increased after application of the new waivers and expense limitations (as compared with the results obtained using the expense limitation method previously in place). In this regard, the Independent Trustees considered the likelihood that total expenses for most of these funds would have increased in any event in the normal course under the previous expense limitation arrangement, as the reported total expense levels of many competitive funds increased in response to the major decline in asset values that began in September 2008. These new waivers and expense limitations will continue in effect until at least July 31, 2010 and will be re-evaluated by the Independent Trustees as part of the annual contract review process prior to their scheduled expiration. However, the management fee waivers referred to above would largely become permanent reductions in fees as a result of the implementation of the proposed management contracts.

Under these new expense limitation arrangements effective August 1, 2009, your fund is subject to a management fee waiver that reduces the fund’s management fee pending implementation of the proposed management contract. In addition, your fund is subject to expense limitations of 37.5 basis points on the category of shareholder servicing fees and 20 basis points on the general category of other ordinary operating expenses.

Other information for shareholders

Upcoming shareholder vote

The Putnam Funds will hold a shareholder meeting on November 19, 2009, in Boston, Massachusetts, to decide several proposals that affect your fund. While you are welcome to attend in person, the vast majority of shareholders vote by “proxy,” which means they give instructions to persons designated by their fund’s Board of Trustees to vote on their behalf.

Shareholder proposals

1. Election of Trustees. The Putnam Funds’ Board of Trustees is responsible for overseeing the operation of the Putnam funds and for assuring that each fund is managed in the best interests of its shareholders. All but one of the Trustees are independent of Putnam Investments. All of the current Trustees work on your behalf and are up for re-election. The Trustees recommend you vote to elect all Trustees.

2. Shareholder-friendly changes to Putnam fund management fees. As a Putnam fund shareholder, you pay a management fee that covers key services such as portfolio management, securities trading, and accounting. The management fee typically represents the single largest component of a fund’s total expenses. Key benefits of the proposal include:

a. Lower management fees The change will result in reduced management fees for virtually all Putnam funds, including significantly lower management fees for fixed-income and asset allocation funds.

b. Fund family breakpoints Asset-level discounts for management fees will be based on the growth of all Putnam mutual fund assets, rather than an individual Putnam fund’s assets. This change will allow shareholders to benefit from the growth of the Putnam fund family as a whole, even if their specific fund is not growing.

c. Performance fees on U.S. growth funds, international funds, and Putnam Global Equity Fund These equity funds would have performance fees reflecting the strength or weakness of the investment performance of a given fund. Management fees for these funds would decline from their standard fee if the funds underperform their benchmarks and would rise if the funds outperform.

The Trustees recommend you vote for the proposed new management contracts that include these fee changes.

Please remember to vote

Delaying your vote will increase fund expenses if further mailings are required. If you complete your proxy card, your shares will be voted on your behalf exactly as you have instructed. If you simply sign the proxy card, your shares will be voted in accordance with the Trustees’ recommendations.

Important notice regarding delivery
of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2008, are available in the Individual Investors section of putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Trustee and employee
fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of August 31, 2009, Putnam employees had $298,000,000 and the Trustees had $34,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

The fund’s portfolio 8/31/09 (Unaudited)

COMMON STOCKS (96.6%)*	Shares	Value

Aerospace and defense (1.9%)
BE Aerospace, Inc. †	66,100	$1,132,293

DynCorp International, Inc. Class A †	55,561	954,538

Innovative Solutions & Support, Inc.	135,493	506,744

Teledyne Technologies, Inc. †	28,200	952,032

		3,545,607
Airlines (1.9%)
Copa Holdings SA Class A (Panama)	17,000	710,090

Hawaiian Holdings, Inc. †	162,900	1,192,428

SkyWest, Inc.	107,400	1,659,330

		3,561,848
Banking (8.3%)
Bancorp, Inc. †	190,300	1,257,883

Boston Private Financial Holdings, Inc. S	41,066	206,151

Columbia Banking Systems, Inc.	40,200	659,682

ESSA Bancorp, Inc.	85,487	1,082,265

First Citizens BancShares, Inc. Class A	10,500	1,453,410

First Community Bancshares Inc.	83,800	1,049,176

First Financial Bancorp	120,200	1,014,488

NewAlliance Bancshares, Inc.	87,700	1,031,352

PacWest Bancorp	39,700	782,487

Seacoast Banking Corp. of Florida	249,447	705,935

South Financial Group, Inc. (The)	234,916	413,452

Sterling Bancshares, Inc.	187,445	1,490,188

SVB Financial Group † S	30,100	1,196,475

Trustmark Corp.	36,229	689,438

UMB Financial Corp.	27,300	1,092,819

United Financial Bancorp, Inc.	60,100	738,629

Whitney Holding Corp.	38,100	343,281

		15,207,111
Chemicals (2.7%)
Olin Corp.	72,300	1,210,302

PolyOne Corp. †	122,800	626,280

RPM, Inc.	58,300	949,124

Solutia, Inc. †	179,143	2,190,919

		4,976,625
Coal (0.3%)
James River Coal Co. †	38,100	633,984

		633,984
Commercial and consumer services (0.9%)
Alliance Data Systems Corp. † S	16,300	905,628

Deluxe Corp.	40,600	678,426

		1,584,054
Communications equipment (2.2%)
ADC Telecommunications, Inc. † S	88,000	748,880

ARRIS Group, Inc. † S	82,751	1,097,278

Netgear, Inc. †	64,000	1,093,120

Tellabs, Inc. †	167,100	1,059,414

		3,998,692

COMMON STOCKS (96.6%)* cont.	Shares	Value

Components (1.1%)
Oplink Communications, Inc. †	140,095	$1,944,519

		1,944,519
Computers (3.4%)
Avocent Corp. †	67,900	1,108,128

Brocade Communications Systems, Inc. †	150,100	1,085,223

Ixia †	135,600	828,516

Monotype Imaging Holdings, Inc. †	100,980	827,026

SMART Modular Technologies WWH, Inc. †	390,954	1,497,354

TeleCommunication Systems, Inc. Class A †	117,100	882,934

		6,229,181
Construction (0.7%)
Quanex Building Products Corp.	91,725	1,235,536

		1,235,536
Consumer goods (1.6%)
Elizabeth Arden, Inc. †	73,003	751,931

Energizer Holdings, Inc. †	12,800	837,504

Newell Rubbermaid, Inc. S	91,500	1,273,680

		2,863,115
Consumer services (0.9%)
Brink’s Co. (The)	30,500	803,675

Stamps.com, Inc. †	92,500	797,350

		1,601,025
Containers (0.5%)
AEP Industries, Inc. †	23,700	907,947

		907,947
Distribution (0.5%)
Spartan Stores, Inc.	75,000	995,250

		995,250
Electric utilities (4.6%)
Avista Corp.	92,900	1,813,408

Great Plains Energy, Inc.	128,700	2,254,824

UIL Holdings Corp.	74,200	1,924,748

UniSource Energy Corp.	80,800	2,362,592

		8,355,572
Electrical equipment (0.5%)
WESCO International, Inc. †	37,200	893,916

		893,916
Electronics (2.6%)
Benchmark Electronics, Inc. †	49,049	804,404

EnerSys †	62,650	1,246,109

Mellanox Technologies, Ltd. (Israel) †	108,300	1,478,295

TTM Technologies, Inc. †	124,100	1,255,892

		4,784,700
Energy (oil field) (0.6%)
Tidewater, Inc.	24,700	1,066,299

		1,066,299
Financial (1.2%)
Financial Federal Corp.	60,800	1,423,936

MGIC Investment Corp. S	84,400	686,172

		2,110,108
Food (1.8%)
Chiquita Brands International, Inc. †	64,200	988,680

Ruddick Corp.	51,700	1,373,152

Weiss Markets, Inc.	32,700	1,020,567

		3,382,399

COMMON STOCKS (96.6%)* cont.	Shares	Value

Forest products and packaging (2.8%)
Grief, Inc. Class A	26,900	$1,332,626

Rock-Tenn Co. Class A	42,800	2,195,212

Universal Forest Products, Inc.	39,379	1,626,353

		5,154,191
Gaming and lottery (1.0%)
Bally Technologies, Inc. †	34,700	1,402,921

Scientific Games Corp. Class A †	29,000	447,180

		1,850,101
Health-care services (1.7%)
Health Management Associates, Inc. Class A †	212,148	1,465,943

IPC The Hospitalist Co., Inc. †	16,100	475,594

Lincare Holdings, Inc. †	41,000	1,081,990

		3,023,527
Homebuilding (0.5%)
M/I Schottenstein Homes, Inc. †	60,700	960,274

		960,274
Household furniture and appliances (0.2%)
Conn’s, Inc. †	40,300	455,793

		455,793
Insurance (7.9%)
American Equity Investment Life Holding Co.	99,167	800,278

Arch Capital Group, Ltd. †	19,600	1,273,412

Assured Guaranty, Ltd. (Bermuda)	38,500	766,150

Endurance Specialty Holdings, Ltd. (Bermuda)	36,200	1,247,814

FBL Financial Group, Inc. Class A	23,716	403,172

Hanover Insurance Group, Inc. (The)	52,100	2,130,369

HCC Insurance Holdings, Inc.	40,200	1,062,888

Infinity Property & Casualty Corp.	32,100	1,411,437

IPC Holdings, Ltd. (Bermuda)	35,710	1,157,718

Navigators Group, Inc. †	34,041	1,766,728

Reinsurance Group of America, Inc. Class A	22,300	960,015

Zenith National Insurance Corp.	52,800	1,423,488

		14,403,469
Investment banking/Brokerage (4.3%)
E*Trade Financial Corp. †	545,300	959,728

Evercore Partners, Inc. Class A	44,300	1,115,474

GFI Group, Inc.	128,321	918,778

Investment Technology Group, Inc. †	44,900	1,106,336

SWS Group, Inc.	70,639	1,021,440

TradeStation Group, Inc. †	266,900	1,913,673

Waddell & Reed Financial, Inc. Class A	33,200	880,796

		7,916,225
Machinery (1.9%)
Applied Industrial Technologies, Inc.	36,900	761,247

DXP Enterprises, Inc. †	52,730	559,465

H&E Equipment Services, Inc. †	86,900	870,738

Middleby Corp. (The) †	27,300	1,288,287

		3,479,737
Manufacturing (1.2%)
General Cable Corp. † S	31,767	1,120,740

Robbins & Myers, Inc.	42,700	991,494

		2,112,234

COMMON STOCKS (96.6%)* cont.	Shares	Value

Medical technology (2.5%)
Conmed Corp. †	45,294	$807,592

Cutera, Inc. †	102,780	898,297

Palomar Medical Technologies, Inc. †	129,913	1,803,192

PetMed Express, Inc. S	57,300	1,036,557

		4,545,638
Metals (1.7%)
Century Aluminum Co. † S	84,600	865,458

Gibraltar Industries, Inc.	57,673	694,383

Horsehead Holding Corp. †	68,674	769,149

Thompson Creek Metals Co., Inc. (Canada) †	67,100	771,650

		3,100,640
Natural gas utilities (2.1%)
Energen Corp.	39,600	1,662,804

Southwest Gas Corp. †	91,900	2,237,765

		3,900,569
Oil and gas (4.0%)
Approach Resources, Inc. †	85,844	643,830

Carrizo Oil & Gas, Inc. †	35,867	693,309

Penn Virginia Corp.	59,900	1,147,684

Petroquest Energy, Inc. †	128,152	533,112

Pioneer Drilling Co. †	106,200	605,340

Rex Energy Corp. †	169,400	1,009,624

Rosetta Resources, Inc. †	98,000	1,157,380

St. Mary Land & Exploration Co.	54,800	1,441,240

		7,231,519
Pharmaceuticals (1.1%)
Owens & Minor, Inc.	30,300	1,340,775

Par Pharmaceutical Cos., Inc. †	36,500	746,425

		2,087,200
Real estate (5.0%)
Chimera Investment Corp. R	408,300	1,551,540

DCT Industrial Trust, Inc. R	159,100	840,048

Digital Realty Trust, Inc. R S	10,500	457,590

Douglas Emmett, Inc. R	38,500	466,235

Essex Property Trust, Inc. R	10,200	761,022

Getty Realty Corp. R	32,259	760,990

LaSalle Hotel Properties R	36,700	607,385

MFA Mortgage Investments, Inc. R	92,860	735,451

National Health Investors, Inc. R	44,600	1,476,260

National Retail Properties, Inc. R S	18,700	383,724

Tanger Factory Outlet Centers R	11,800	443,916

Taubman Centers, Inc. R S	20,800	658,736

		9,142,897
Restaurants (0.5%)
Domino’s Pizza, Inc. †	117,804	953,034

		953,034
Retail (7.4%)
AnnTaylor Stores Corp. (South Africa) † S	68,500	964,480

Coldwater Creek, Inc. †	86,700	645,048

Dress Barn, Inc. † S	63,800	1,035,474

Haverty Furniture Cos., Inc.	48,500	565,995

COMMON STOCKS (96.6%)* cont.	Shares	Value

Retail cont.
Herbalife, Ltd. (Cayman Islands)	40,162	$1,216,105

Iconix Brand Group, Inc. †	73,400	1,261,012

Jos. A. Bank Clothiers, Inc. † S	32,800	1,443,528

Kenneth Cole Productions, Inc. Class A	8,818	88,621

NBTY, Inc. †	20,400	756,024

OfficeMax, Inc.	145,400	1,644,474

Pier 1 Imports, Inc. †	488,754	1,236,548

School Specialty, Inc. †	42,853	976,620

Stage Stores, Inc.	68,200	910,470

Steven Madden, Ltd. †	25,100	808,973

		13,553,372
Schools (1.1%)
Career Education Corp. †	49,400	1,173,250

Lincoln Educational Services Corp. †	37,900	840,622

		2,013,872
Semiconductor (2.3%)
Atmel Corp. †	296,600	1,224,958

Cymer, Inc. †	41,299	1,452,899

Micrel, Inc.	91,400	710,178

Ultra Clean Holdings, Inc. †	245,937	855,861

		4,243,896
Shipping (0.6%)
Atlas Air Worldwide Holdings, Inc. †	45,341	1,130,805

		1,130,805
Software (0.5%)
S1 Corp. †	135,100	849,779

		849,779
Technology (0.8%)
CACI International, Inc. Class A †	33,700	1,548,852

		1,548,852
Technology services (1.9%)
BancTec, Inc. 144A †	160,833	804,165

CSG Systems International, Inc. †	48,100	724,867

United Online, Inc.	272,500	1,907,500

		3,436,532
Telecommunications (2.6%)
Ceragon Networks, Ltd. (Israel) †	152,500	1,076,650

DigitalGlobe, Inc. †	40,739	817,224

Earthlink, Inc. †	153,075	1,273,584

NeuStar, Inc. Class A †	47,600	1,103,368

NTELOS Holdings Corp.	25,700	416,597

		4,687,423
Telephone (0.2%)
Leap Wireless International, Inc. †	18,700	308,363

		308,363
Textiles (1.1%)
Carter’s, Inc. †	25,331	637,328

Phillips-Van Heusen Corp.	38,364	1,449,392

		2,086,720
Toys (0.2%)
RC2 Corp. †	29,105	456,949

		456,949

COMMON STOCKS (96.6%)* cont.	Shares	Value

Trucks and parts (0.7%)
ATC Technology Corp. †	64,200	$1,343,064

		1,343,064
Waste Management (0.6%)
EnergySolutions, Inc.	115,200	1,022,974

		1,022,974
Total common stocks (cost $156,124,837)		$176,877,137

INVESTMENT COMPANIES (0.6%)*	Shares	Value

Hercules Technology Growth Capital, Inc.	115,871	$1,074,124

Total investment companies (cost $1,235,831)		$1,074,124

SHORT-TERM INVESTMENTS (10.4%)*	Principal amount/shares	Value

Short-term investments held as collateral for loaned
securities with yields ranging from 0.45% to 0.47%
and due dates ranging from September 1, 2009
to September 10, 2009 [d]	$10,886,946	$10,886,784

Putnam Money Market Liquidity Fund [e]	8,097,049	8,097,049

Total short-term investments (cost $18,983,833)		$18,983,833

TOTAL INVESTMENTS

Total investments (cost $176,344,501)		$196,935,094

* Percentages indicated are based on net assets of $183,051,209.

† Non-income-producing security.

d See Note 1 to the financial statements.

e See Note 5 to the financial statements regarding investments in Putnam Money Market Liquidity Fund.

R Real Estate Investment Trust.

S Securities on loan, in part or in entirety, at August 31, 2009.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have a material effect on the fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of August 31, 2009:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$14,466,992	$—	$—

Capital goods	13,305,479	—	—

Communication services	4,995,786	—	—

Consumer cyclicals	19,731,158	—	—

Consumer staples	13,024,800	—	—

Energy	8,931,802	—	—

Financials	48,779,810	—	—

Health care	9,656,365	—	—

Technology	26,231,986	804,165	—

Transportation	4,692,653	—	—

Utilities and power	12,256,141	—	—

Total common stocks	176,072,972	804,165	—

Investment companies	1,074,124	—	—

Short-term investments	8,097,049	10,886,784	—

Totals by level	$185,244,145	$11,690,949	$—

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 8/31/09 (Unaudited)

ASSETS

Investment in securities, at value, including $10,580,311 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $168,247,452)	$188,838,045
Affiliated issuers (identified cost $8,097,049) (Note 5)	8,097,049

Dividends, interest and other receivables	262,310

Receivable for shares of the fund sold	129,317

Receivable for investments sold	8,317,787

Total assets	205,644,508

LIABILITIES

Payable for investments purchased	3,706,037

Payable for shares of the fund repurchased	7,375,139

Payable for compensation of Manager (Note 2)	274,084

Payable for investor servicing fees (Note 2)	55,205

Payable for custodian fees (Note 2)	23,434

Payable for Trustee compensation and expenses (Note 2)	91,925

Payable for administrative services (Note 2)	1,285

Payable for distribution fees (Note 2)	77,371

Collateral on securities loaned, at value (Note 1)	10,886,784

Other accrued expenses	102,035

Total liabilities	22,593,299

Net assets	$183,051,209

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$273,529,868

Undistributed net investment income (Note 1)	3,409,002

Accumulated net realized loss on investments (Note 1)	(114,478,254)

Net unrealized appreciation of investments	20,590,593

Total - Representing net assets applicable to capital shares outstanding	$183,051,209

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($153,586,183 divided by 20,814,310 shares)	$7.38

Offering price per class A share (100/94.25 of $7.38)*	$7.83

Net asset value and offering price per class B share ($6,250,575 divided by 965,986 shares)**	$6.47

Net asset value and offering price per class C share ($9,750,460 divided by 1,501,735 shares)**	$6.49

Net asset value and redemption price per class M share ($1,425,552 divided by 207,339 shares)	$6.88

Offering price per class M share (100/96.50 of $6.88)*	$7.13

Net asset value, offering price and redemption price per class R share
($168,783 divided by 23,047 shares)	$7.32

Net asset value, offering price and redemption price per class Y share
($11,869,656 divided by 1,558,209 shares)	$7.62

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 8/31/09 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $2,006)	$1,384,887

Interest (including Interest income of $8,187 from investments in affiliated issuers) (Note 5)	11,197

Securities lending	36,463

Total investment income	1,432,547

EXPENSES

Compensation of Manager (Note 2)	673,330

Investor servicing fees (Note 2)	341,944

Custodian fees (Note 2)	15,250

Trustee compensation and expenses (Note 2)	13,482

Administrative services (Note 2)	10,030

Distribution fees — Class A (Note 2)	169,820

Distribution fees — Class B (Note 2)	28,728

Distribution fees — Class C (Note 2)	43,755

Distribution fees — Class M (Note 2)	4,536

Distribution fees — Class R (Note 2)	310

Other	100,938

Fees waived by Manager (Note 2)	(129,711)

Total expenses	1,272,412
Expense reduction (Note 2)	(15,520)

Net expenses	1,256,892

Net investment income	175,655

Net realized loss on investments (Notes 1 and 3)	(40,871,416)

Net unrealized appreciation of investments during the period	113,783,973

Net gain on investments	72,912,557

Net increase in net assets resulting from operations	$73,088,212

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 8/31/09*	Year ended 2/28/09

Operations:
Net investment income	$175,655	$3,058,254

Net realized loss on investments	(40,871,416)	(70,813,258)

Net unrealized appreciation (depreciation) of investments	113,783,973	(95,791,016)

Net increase (decrease) in net assets resulting from operations	73,088,212	(163,546,020)

Distributions to shareholders (Note 1):
From net realized long-term gain on investments
Class A	—	(11,300,983)

Class B	—	(578,954)

Class C	—	(767,382)

Class M	—	(97,160)

Class R	—	(2,414)

Class Y	—	(1,189,721)

Redemption fees (Note 1)	6,137	28,795

Decrease from capital share transactions (Note 4)	(27,297,886)	(101,882,217)

Total increase (decrease) in net assets	45,796,463	(279,336,056)

NET ASSETS

Beginning of period	137,254,746	416,590,802

End of period (including undistributed net investment income
of $3,409,002 and $3,233,347, respectively)	$183,051,209	$137,254,746

* Unaudited

The accompanying notes are an integral part of these financial statements.

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Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio of net
			Net realized									of expenses	investment
	Net asset value,		and unrealized	Total from	From net	From net			Net asset	Total return	Net assets,	to average	income (loss)
	beginning	Net investment	gain (loss) on	investment	investment	realized gain	Total	Redemption	value, end of	at net asset	end of period	net assets	to average	Portfolio
Period ended	of period	income (loss) a	investments	operations	income	on investments	distributions	fees e	period	value (%) b	(in thousands)	(%) c,d	net assets (%) d	turnover (%)

Class A
August 31, 2009 **	$4.69	.01	2.68	2.69	—	—	—	—	$7.38	57.36 *	$153,586	.74 *	.13 *	42.41 *
February 28, 2009	10.21	.09	(5.16)	(5.07)	—	(.4 5)	(.45)	—	4.69	(50.44)	111,011	1.47	1.07	52.60
February 29 , 2008	16.62	.10	(3.57)	(3.47)	(.09)	(2.85)	(2.94)	—	10.21	(22.54)	342,770	1.37	.66	49.22
February 28, 2007	18.17	.08 f	1.75	1.83	(.06)	(3.32)	(3.38)	—	16.62	10.32 f	522,839	1.27 f	.46 f	47.18
February 28, 2006	19.11	.05 g	2.80	2.85	—	(3.79)	(3.79)	—	18.17	16.24	476,251	1.25	.28 g	28.65
February 28, 2005	18.01	— e	3.00	3.00	—	(1.9 0)	(1.90)	—	19.11	16.83	496,588	1.38	(.03)	24.00

Class B
August 31, 2009 **	$4.13	(.01)	2.35	2.34	—	—	—	—	$6.47	56.66 *	$6,251	1.12 *	(.25) *	42.41 *
February 28, 2009	9.15	.02	(4 .59)	(4.57)	—	(.45)	(.45)	—	4.13	(50.82)	4,973	2.22	.31	52.60
February 29 , 2008	15.24	(.04)	(3.20)	(3.24)	—	(2.85)	(2.85)	—	9.15	(23.06)	19,600	2.12	(.16)	49.22
February 28, 2007	16.98	(.05) f	1.63	1.58	—	(3.32)	(3.32)	—	15.24	9.52 f	147,307	2.02 f	(.29) f	47.18
February 28, 2006	18.22	(.08) g	2.63	2.55	—	(3.79)	(3.79)	—	16.98	15.35	242,985	2.00	(.47) g	28.65
February 28, 2005	17.37	(.14)	2.89	2.75	—	(1.90)	(1.90)	—	18.22	15.99	281,226	2.13	(.78)	24.00

Class C
August 31, 2009 **	$4.14	(.01)	2.36	2.35	—	—	—	—	$6.49	56.76 *	$9,750	1.12 *	(.25) *	42.41 *
February 28, 2009	9.18	.02	(4 .61)	(4.59)	—	(.45)	(.45)	—	4.14	(50.88)	7,166	2.22	.32	52.60
February 29 , 2008	15.28	(.01)	(3.24)	(3.25)	—	(2.85)	(2.85)	—	9.18	(23.08)	19,800	2.12	(.10)	49.22
February 28, 2007	17.02	(.05) f	1.63	1.58	—	(3.32)	(3.32)	—	15.28	9.51 f	38,799	2.02 f	(.29 ) f	47.18
February 28, 2006	18.25	(.08) g	2.64	2.56	—	(3.79)	(3.79)	—	17.02	15.39	43,993	2.00	(.47) g	28.65
February 28, 2005	17.40	(.14)	2.89	2.75	—	(1.90)	(1.90)	—	18.25	15.96	46,641	2.13	(.78)	24.00

Class M
August 31, 2009 **	$4.38	(.01)	2.51	2.50	—	—	—	—	$6.88	57.08 *	$1,426	.99 *	(.13) *	42.41 *
February 28, 2009	9.64	.05	(4.86)	(4.81)	—	(.45)	(.45)	—	4.38	(50.73)	954	1.97	.55	52.60
February 29 , 2008	15.83	.02	(3.36)	(3.34)	—	(2.85)	(2.85)	—	9.64	(22.83)	3,493	1.87	.16	49.22
February 28, 2007	17.49	(.01) f	1.67	1.66	—	(3.32)	(3.32)	—	15.83	9.71 f	7,322	1.77 f	(.04) f	4718
February 28, 2006	18.61	(.04) g	2.71	2.67	—	(3.79)	(3.79)	—	17.49	15.70	7,799	1.75	(.22) g	28.65
February 28, 2005	17.67	(.09)	2.93	2.84	—	(1.90)	(1.90)	—	18.61	16.24	10,561	1.88	(.53)	24 .00

Class R
August 31, 2009 **	$4.66	— e	2.66	2.66	—	—	—	—	$7.32	57.08 *	$169	.87 *	(.01) *	42.41 *
February 28, 2009	10.18	.06	(5.13)	(5.07)	—	(.45)	(.45)	—	4.66	(50.59)	76	1.72	.75	52.60
February 29 , 2008 †	16.83	.05	(3.74)	(3.69)	(.11)	(2.85)	(2.96)	—	10.18	(23.62) *	29	1.49 *	.39 *	4 9 .22

Class Y
August 31, 2009 **	$4.84	.02	2.76	2.78	—	—	—	—	$7.62	57.44 *	$11,870	.61 *	.25 *	42.41 *
February 28, 2009	10.48	.12	(5.31)	(5.19)	—	(.45)	(.45)	—	4.84	(50.28)	13,074	1.22	1.32	52.60
February 29 , 2008	16.97	.14	(3.64)	(3.50)	(.14)	(2.85)	(2.99)	—	10.48	(22.30)	30,898	1.12	.91	49 .22
February 28, 2007	18.49	.13 f	1.78	1.91	(.11)	(3.32)	(3.43)	—	16.97	10.56 f	46,876	1.02 f	.71 f	47.18
February 28, 2006	19.34	.11 g	2.83	2.94	—	(3.79)	(3.79)	—	18.49	16.53	48,223	1.00	.55 g	28.65
February 28, 2005	18.16	.03	3.05	3.08	—	(1.90)	(1.90)	—	19.34	17.14	85,561	1.13	.25	24 .00

42	43

See notes to financial highlights at the end of this section.
The accompanying notes are an integral part of these financial statements.

Financial highlights (Continued)

* Not annualized.

** Unaudited.

† For the period March 30, 2007 (commencement of operations) to February 29, 2008.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

d Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to August 31, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

August 31, 2009	0.08%

February 28. 2009	0.05

February 29, 2008	<0.01

February 28, 2007	<0.01

February 28, 2006	<0.01

February 28, 2005	<0.01

e Amount represents less than $0.01 per share.

f Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to $0.01 per share and 0.04% of average net assets for the period ended February 28, 2007.

g Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to the following amounts:

		Percentage of
	Per share	average net assets

Class A	<$0.01	0.02%

Class B	<0.01	0.02

Class C	<0.01	0.02

Class M	<0.01	0.02

Class Y	<0.01	0.02

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 8/31/09 (Unaudited)

Note 1: Significant accounting policies

Putnam Small Cap Value Fund (the “fund”), a series of Putnam Investment Funds (the “trust”), is a diversified Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund seeks capital appreciation by investing primarily in common stocks of small U.S. companies which Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC believes are currently undervalued by the market.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately six years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Subsequent events after the balance sheet date through the date that the financial statements were issued, October 9, 2009, have been evaluated in the preparation of the financial statements.

A) Security valuation: Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation which Putnam Management, does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

D) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At August 31, 2009, the value of securities loaned amounted to $10,580,311. The fund received cash collateral of $10,886,784 which is pooled with collateral of other Putnam funds into 2 issues of short-term investments.

E) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (“FIN 48”). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service and state departments of revenue.

At February 28, 2009, the fund had a capital loss carryover of $4,439,975 available to the extent allowed by the Code to offset future net capital gain, if any. This capital loss carryover will expire on February 28, 2017.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending February 28, 2010 $64,777,043 of losses recognized during the period November 1, 2008 to February 28, 2009.

The aggregate identified cost on a tax basis is $180,506,359, resulting in gross unrealized appreciation and depreciation of $32,100,485 and $15,671,750, respectively, or net unrealized appreciation of $16,428,735.

F) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

G) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative
services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.80% of the first $500 million of average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million, 0.60% of the next $5 billion, 0.575% of the next $5 billion, 0.555% of the next $5 billion, 0.54% of the next $5 billion and 0.53% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through July 31, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage/service arrangements that may reduce fund expenses. During the period ended August 31, 2009, the fund’s expenses were reduced by $104,597 as a result of this limit.

Putnam Management has contractually agreed, from August 1, 2009 through July 31, 2010, to limit the management fee for the fund to an annual rate of 0.642% of the fund’s average net assets. During the period ended August 31, 2009, the fund’s expenses were reduced by $25,114 as a result of this limit.

Effective August 1, 2009 through July 31, 2010, Putnam Management has also contractually agreed to reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis (or from August 1, 2009 through the fund’s next fiscal year end, as applicable), to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period (or since August 1, 2009, as applicable). During the period ended August 31, 2009, the fund’s expenses were not reduced as a result of this limit.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing, subject to certain limitations, based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. The amounts incurred for investor servicing agent functions provided by affiliates of Putnam Management during the six months ended August 31, 2009 are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Fiduciary Trust Company (“PFTC”) and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the six months ended August 31, 2009, the fund’s expenses were reduced by $133 under the expense offset arrangements and by $15,387 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $144, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The

Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended August 31, 2009, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $5,148 and $62 from the sale of class A and class M shares, respectively, and received $4,667 and $496 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended August 31, 2009, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the six months ended August 31, 2009, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $68,049,292 and $99,926,751, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At August 31, 2009, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 8/31/09		Year ended 2/28/09

Class A	Shares	Amount	Shares	Amount

Shares sold	1,521,054	$9,142,532	3,944,004	$34,157,618

Shares issued in connection with
reinvestment of distributions	—	—	1,875,899	10,786,419

	1,521,054	9,142,532	5,819,903	44,944,037

Shares repurchased	(4,372,825)	(25,495,416)	(15,713,594)	(131,856,654)

Net decrease	(2,851,771)	$(16,352,884)	(9,893,691)	$(86,912,617)

	Six months ended 8/31/09		Year ended 2/28/09

Class B	Shares	Amount	Shares	Amount

Shares sold	134,512	$729,472	234,497	$1,737,209

Shares issued in connection with
reinvestment of distributions	—	—	110,645	560,968

	134,512	729,472	345,142	2,298,177

Shares repurchased	(372,806)	(1,959,913)	(1,283,641)	(10,190,349)

Net decrease	(238,294)	$(1,230,441)	(938,499)	$(7,892,172)

	Six months ended 8/31/09		Year ended 2/28/09

Class C	Shares	Amount	Shares	Amount

Shares sold	73,490	$385,923	247,401	$1,673,397

Shares issued in connection with
reinvestment of distributions	—	—	130,452	663,999

	73,490	385,923	377,853	2,337,396

Shares repurchased	(301,513)	(1,591,987)	(806,035)	(6,146,641)

Net decrease	(228,023)	$(1,206,064)	(428,182)	$(3,809,245)

	Six months ended 8/31/09		Year ended 2/28/09

Class M	Shares	Amount	Shares	Amount

Shares sold	21,355	$117,827	25,007	$179,844

Shares issued in connection with
reinvestment of distributions	—	—	17,075	91,863

	21,355	117,827	42,082	271,707

Shares repurchased	(31,823)	(154,744)	(186,738)	(1,517,895)

Net decrease	(10,468)	$(36,917)	(144,656)	$(1,246,188)

	Six months ended 8/31/09		Year ended 2/28/09

Class R	Shares	Amount	Shares	Amount

Shares sold	14,035	$82,175	15,831	$99,054

Shares issued in connection with
reinvestment of distributions	—	—	422	2,414

	14,035	82,175	16,253	101,468

Shares repurchased	(7,398)	(39,408)	(2,649)	(23,329)

Net increase	6,637	$42,767	13,604	$78,139

	Six months ended 8/31/09		Year ended 2/28/09

Class Y	Shares	Amount	Shares	Amount

Shares sold	408,881	$2,578,357	673,439	$5,564,436

Shares issued in connection with
reinvestment of distributions	—	—	199,425	1,182,589

	408,881	2,578,357	872,864	6,747,025

Shares repurchased	(1,553,797)	(11,092,704)	(1,117,482)	(8,847,159)

Net decrease	(1,144,916)	$(8,514,347)	(244,618)	$(2,100,134)

Note 5: Investment in Putnam Money Market
Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $8,187 for the period ended August 31, 2009. During the period ended August 31, 2009, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $30,378,683 and $22,281,634, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end

Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 7: Other

At their July 2009 meeting, the Board of Trustees approved a new management contract for the fund, which will be submitted to shareholders for approval at a meeting expected to be held in the fourth quarter of 2009. Under the proposed management contract, management fee breakpoints would be determined by reference to the assets of all of the open-end Putnam Funds, rather than only the assets of the fund.

Note 8: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth
Growth Opportunities Fund
International New Opportunities Fund*
New Opportunities Fund
Small Cap Growth Fund*
Vista Fund
Voyager Fund

Blend
Asia Pacific Equity Fund*
Capital Opportunities Fund*
Capital Spectrum Fund‡
Emerging Markets Equity Fund*
Equity Spectrum Fund‡
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund

Value
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund*
Mid Cap Value Fund
Small Cap Value Fund*

Income
American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*
High Yield Trust*
Income Fund
Money Market Fund†
U.S. Government Income Trust

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

† An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

‡ Prior to November 30, 2008, the fund was known as Putnam AMT-Free Insured Municipal Fund.

Tax-free income
AMT-Free Municipal Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund†
Tax-Free High Yield Fund

State tax-free income funds:
Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania

Absolute Return

Absolute Return 100 Fund Absolute Return 300 Fund Absolute Return 500 Fund Absolute Return 700 Fund

Global Sector*
Global Consumer Fund Global Energy Fund Global Financials Fund Global Health Care Fund** Global Industrials Fund Global Natural Resources Fund Global Technology Fund Global Telecommunications Fund Global Utilities Fund††

Asset allocation
Income Strategies Fund
Putnam Asset Allocation Funds — three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady®
Putnam RetirementReady Funds — 10 investment portfolios that offer diversification among stocks, bonds, and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The 10 funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

** Prior to January 2, 2009, the fund was known as Putnam Health Sciences Trust.

†† Prior to January 2, 2009, the fund was known as Putnam Utilities Growth and Income Fund.

‡ A 1% redemption fee on total assets redeemed or exchanged within 30 days of purchase may be imposed for all share classes of these funds.

With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days, for certain funds).

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Officers	Francis J. McNamara, III
Putnam Investment	Robert L. Reynolds	Vice President and Chief
Management, LLC	President	Legal Officer
One Post Office Square
Boston, MA 02109	Charles E. Porter	Robert R. Leveille
	Executive Vice President,	Vice President and Chief
Marketing Services	Principal Executive Officer,	Compliance Officer
Putnam Retail Management	Associate Treasurer and
One Post Office Square	Compliance Liaison	Mark C. Trenchard
Boston, MA 02109		Vice President and
	Jonathan S. Horwitz	BSA Compliance Officer
Custodian	Senior Vice President
State Street Bank and	and Treasurer	Judith Cohen
Trust Company		Vice President, Clerk and
	Steven D. Krichmar	Assistant Treasurer
Legal Counsel	Vice President and
Ropes & Gray LLP	Principal Financial Officer	Wanda M. McManus
Vice President, Senior Associate
Trustees	Janet C. Smith	Treasurer and Assistant Clerk
John A. Hill, Chairman	Vice President, Principal
Jameson A. Baxter,	Accounting Officer and	Nancy E. Florek
Vice Chairman	Assistant Treasurer	Vice President, Assistant Clerk,
Ravi Akhoury		Assistant Treasurer and
Charles B. Curtis	Susan G. Malloy	Proxy Manager
Robert J. Darretta	Vice President and
Myra R. Drucker	Assistant Treasurer
Paul L. Joskow
Elizabeth T. Kennan	Beth S. Mazor
Kenneth R. Leibler	Vice President
Robert E. Patterson
George Putnam, III	James P. Pappas
Robert L. Reynolds	Vice President
W. Thomas Stephens
Richard B. Worley

This report is for the information of shareholders of Putnam Small Cap Value Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Forwarding service requested

SA069 258130 10/09

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Funds

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: October 30, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: October 30, 2009

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: October 30, 2009